================================================================================

                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                ----------------------


                                       FORM 8-K
                                    CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934

           DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JUNE 25, 1998


                                ----------------------


                           MERIDIAN INDUSTRIAL TRUST, INC.
                (Exact name of Registrant as specified in its charter)



          MARYLAND                   1-14166                  94-3224765
       (State or other           (Commission File          (I.R.S. Employer
       jurisdiction of               Number)            Identification Number)
       incorporation)

   455 MARKET STREET, 17TH FLOOR                                94105
    SAN FRANCISCO, CALIFORNIA                                 (Zip code)
     (Address of principal
       executive offices)



         Registrant's telephone number, including area code:  (415) 281-3900



                    (former address if changed since last report)

================================================================================

ITEM 5.        OTHER EVENTS.
               In connection with the offering of 2,000,000 shares of 8.75% Series D Cumulative Redeemable Preferred Stock, par value $.001 per share (the "Series D Preferred Stock"), the Company is filing certain items with the Securities and Exchange Commission.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

               Exhibit 1.1 Underwriting Agreement dated June 24, 1998 among Meridian Industrial Trust, Inc., Goldman, Sachs & Co., Prudential Securities Incorporated, ABN AMRO Incorporated, A.G. Edwards & Sons, Inc., Legg Mason Wood Walker, Incorporated, and PaineWebber Incorporated, as representatives of the several underwriters.

               Exhibit 1.2 Pricing Agreement dated June 24, 1998 among Meridian Industrial Trust, Inc., Goldman, Sachs & Co., Prudential Securities Incorporated, ABN AMRO Incorporated, A.G. Edwards & Sons, Inc., Legg Mason Wood Walker, Incorporated, and PaineWebber Incorporated, as representatives of the several underwriters.

               Exhibit 3.1 Articles Supplementary dated June 25, 1998 classifying 2,300,000 shares of 8.75% Series D Cumulative Redeemable Preferred Stock.

               Exhibit 5.1    Opinion of Ballard Spahr Andrews & Ingersoll.

               Exhibit 23.1 Consent of Ballard Spahr Andrews & Ingersoll (included in the opinion filed as Exhibit 5.1 to this Report).

                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              MERIDIAN INDUSTRIAL TRUST, INC.



                              By:            /s/ Milton K. Reeder
                                 ---------------------------------------------
                              Name:     Milton K. Reeder
                              Title:    President and Chief Financial Officer

Date:     June 25, 1998

                                  INDEX TO EXHIBITS

Exhibit No.                                                                 Page
-----------                                                                 ----
1.1          Underwriting Agreement dated June 24, 1998 among Meridian
             Industrial Trust, Inc., Goldman, Sachs & Co., Prudential
             Securities Incorporated, ABN AMRO Incorporated, A.G.
             Edwards & Sons, Inc., Legg Mason Wood Walker, Incorporated,
             and PaineWebber Incorporated, as representatives of the
             several underwriters.

1.2          Pricing Agreement dated June 24, 1998 among Meridian
             Industrial Trust, Inc., Goldman, Sachs & Co., Prudential
             Securities Incorporated, ABN AMRO Incorporated, A.G.
             Edwards & Sons, Inc., Legg Mason Wood Walker, Incorporated, and PaineWebber Incorporated, as representatives of the several underwriters.

3.1          Articles Supplementary dated June 25, 1998 classifying
             2,300,000 shares of 8.75% Series D Cumulative Redeemable
             Preferred Stock.

5.1          Opinion of Ballard Spahr Andrews & Ingersoll.

23.1 Consent of Ballard Spahr Andrews & Ingersoll (included in the opinion filed as Exhibit 5.1 to this Report).